EXHIBIT 99

17-Oct-05
DAIMLERCHRYSLER MASTER OWNER TRUST

	Collections	Accrual	Distribution

From:	01-Sep-04	15-Sep-05	17-Oct-05
To:	30-Sep-04	16-Oct-05
Days:	30	32

S&P Long Term Debt Rating of DaimlerChrysler AG	BBB	Note: Due to rounding, some totals may be off by a penny.
     (if S&P rating is lower than BBB-, Overcollateralization Percentage increases from 9.89% to 11.11%)
Series Allocation — Beginning of COLLECTION Period
(i.e., after giving effect to payments and deposits on August payment date)

			[A]	[B]	[C]	[A]+[B]+[C]	[D]	[A]+[B]+[C]+[D]	[SNLA/Pool]	[SNLA/Pool]	[SNLA/AggSNLA]
	Outstanding	EFA and	Nominal	Primary	Increm.	Series	Seller’s Req.	Required	Floating	Principal	Miscellaneous
	Dollar Principal	PFA	Liq. Amount	OC	OC	Nominal	Participation	Participation	Allocation	Allocation	Allocation
Series	Amount	Balances	of Notes	Amount	Amount	Liq. Amount	Amount (1)	Amount	Percentage	Percentage	Percentage

DCMOT 02- B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	11.30046%	11.30046%	13.88889%
DCMOT 03-A Notes	1,500,000,000.00	0.00	1,500,000,000.00	148,351,648.35	0.00	1,648,351,648.35	60,000,000.00	1,708,351,648.35	16.95069%	16.95069%	20.83333%
DCMOT 04-A Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	11.30046%	11.30046%	13.88889%
DCMOT 04-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	11.30046%	11.30046%	13.88889%
DCMOT 05-A Notes	1,700,000,000.00	0.00	1,700,000,000.00	168,131,868.13	0.00	1,868,131,868.13	68,000,000.00	1,936,131,868.13	19.21078%	19.21078%	23.61111%
DCMOT 05-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	11.30046%	11.30046%	13.88889%

Total	7,200,000,000.00	0.00	7,200,000,000.00	712,087,912.08	0.00	7,912,087,912.08	288,000,000.00	8,200,087,912.08	81.36330%	81.36330%	100.00000%
								Seller’s Percentages:	18.63670%	18.63670%	0.00000%
Series Allocation — End of COLLECTION Period
(i.e., after giving effect to payments and deposits on September payment date)

			[A]	[B]	[C]	[A]+[B]+[C]	[D]	[A]+[B]+[C]+[D]	[SNLA/Pool]	[SNLA/Pool]	[SNLA/AggSNLA]
	Outstanding	EFA and	Nominal	Primary	Increm.	Series	Seller's Req.	Required	Floating	Principal	Miscellaneous
	Dollar Principal	PFA	Liq. Amount	OC	OC	Nominal	Participation	Participation	Allocation	Allocation	Allocation
Series	Amount	Balances	of Notes	Amount	Amount	Liq. Amount	Amount (1)	Amount	Percentage	Percentage	Percentage

DCMOT 02- B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	10.12404%	10.12404%	13.88889%
DCMOT 03-A Notes	1,500,000,000.00	0.00	1,500,000,000.00	148,351,648.35	0.00	1,648,351,648.35	60,000,000.00	1,708,351,648.35	15.18606%	15.18606%	20.83333%
DCMOT 04-A Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	10.12404%	10.12404%	13.88889%
DCMOT 04-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	10.12404%	10.12404%	13.88889%
DCMOT 05-A Notes	1,700,000,000.00	0.00	1,700,000,000.00	168,131,868.13	0.00	1,868,131,868.13	68,000,000.00	1,936,131,868.13	17.21086%	17.21086%	23.61111%
DCMOT 05-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	10.12404%	10.12404%	13.88889%

Total	7,200,000,000.00	0.00	7,200,000,000.00	712,087,912.08	0.00	7,912,087,912.08	288,000,000.00	8,200,087,912.08	72.89307%	72.89307%	100.00000%
								Seller’s Percentages:	27.10693%	27.10693%	0.00000%

(1)	If any dealer/affiliate is over 1.5% then Required Participation Percentage will be 4% rather than 3%

17-Oct-05

Trust Principal Receivables			Trust Non-Principal Receivables
Beginning Pool Balance	9,724,394,020.74		Total Interest Collections	62,743,812.75
			Interest Collections	62,433,475.91
Total Principal Collections	4,324,277,656.21		Interest Collections on “D” and “L”	310,336.84
Principal Collections	4,511,823,528.53		Recoveries on Defaulted Receivables	0.00
Principal Adjustments	(201,345,943.08)		Investment Income from Collection Account	55,098.05
Principal Collections for “D” and “L”	13,800,070.76		Investment Income from Excess Funding Account	0.00
New Principal Receivables	5,454,259,608.50
Receivables Added for Additional Accounts	0.00		Average Interest Collections Rate

Principal Default Amounts	0.00		Total Interest Collections	62,743,812.75
As Pct of Collections/Avg. Receivables	0.0000%	0.0000%	/ Average Daily Pool Balance (prior month)	10,166,486,634.42
			* 360	360
Ending Pool Balance	10,854,375,973.03		/ Actual Days (prior month)	31

Ending Required Participation Amount (trust-wide)	(8,200,087,912.08)		Average Interest Collections Rate	7.16706%

Ending Excess Receivables (trust-wide)	2,654,288,060.95
			Summary of Collections

Average Daily Pool Balance	10,289,384,996.89		Total Principal Collections	4,324,277,656.21
Monthly Payment Rate	42.0266%		Total Interest Collections	62,743,812.75

Previous Monthly Payment Rate	58.5339%		Total Collections	4,387,021,468.96
2-Month Average Payment Rate	50.2802%
Monthly Payment Rate 2 Months Ago	46.8298%		Deposit into EFA per Section 4.06(b)(i) of SSA

3-Month Average Payment Rate	49.1301%		Aggregate Outstanding Dollar Principal Amount	6,200,000,000.00
			Aggregate OC Amounts	613,186,813.18

Used Vehicle Balance	452,177,574.71		Total “A”	6,813,186,813.18
As Pct of Ending Pool Balance	4.1659%
			Aggregate Series NLA minus “Adjustment Amount”	6,813,186,813.18
AutoNation Affiliated Dealer Balance	358,393,509.97		Aggregate Principal Balance in all PFAs	0.00
As Pct of Ending Pool Balance	3.3018%		Aggregate Principal Balance in EFA	0.00

UAG Affiliated Dealer Balance	175,241,696.35		Total “B”	6,813,186,813.18
As Pct of Ending Pool Balance	1.6145%
Largest Dlr Balance (other than AutoNation/UAG)	193,732,412.12		Amount to be deposited into EFA (“A” minus “B”)	0.00
As Pct of Ending Pool Balance	1.7848%
2nd Largest Dlr Balance (other than AutoNation/UAG)	151,419,907.06
As Pct of Ending Pool Balance	1.3950%
3rd Largest Dlr Balance (other than AutoNation/UAG)	132,343,811.42
As Pct of Ending Pool Balance	1.2193%

Overconcentration Amount (may be multiple dealers)	0.00

Aggregate Ineligible Receivables	0.00

Miscellaneous Payments (if any)	0.00

DaimlerChrysler Master Owner Trust — SERIES 2002-B
Collection Period: September 1, 2005 through September 30, 2005
Distribution Date: October 17, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		15-Nov-05		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		3,380,560.00		32		3.76813%	0.035%
per $1,000 of Notes		3.38

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date

NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90

Is Primary OC Amt < Required Primary OC Amt?	No
Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00
Series Nominal Liquidation Amount		1,098,901,098.90	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		62,743,812.75	x	11.300458%	=	7,090,338.45
Recoveries on Defaulted Receivables		0.00	x	11.300458%	=	0.00
Investment Income from Collection Account		55,098.05	x	11.300458%	=	6,226.33
Total Interest Collections		62,798,910.80				7,096,564.78

Series Share of Interest Collections		7,096,564.78
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		7,096,564.78

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement

Total interest to be paid on Notes (for deposit in IFA)		3,380,560.00
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		2,800,253.86	= Amt to be released to Seller
Deposit in IFA from Series Available Interest Amount		3,380,560.00
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		3,380,560.00

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,324,277,656.21	x	11.300458%	=	488,663,196.72
Miscellaneous Payments (if any)		0.00	x	13.888889%	=	0.00
Losses from Defaulted Dealers		0.00	x	11.300458%	=	0.00
Series Share of Principal Collections		488,663,196.72
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		488,663,196.72

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement

To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		488,663,196.72	= Amt to be released to Seller
Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2003-A
Collection Period: September 1, 2005 through September 30, 2005
Distribution Date: October 17, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,500,000,000.00		15-Feb-06		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		5,090,840.00		32		3.76813%	0.05%
per $1,000 of Notes		3.39

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date

NLA of Notes as of prior payment date		1,500,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,500,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	148,351,648.35	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		148,351,648.35

Is Primary OC Amt < Required Primary OC Amt?	No
Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00
Series Nominal Liquidation Amount		1,648,351,648.35	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	60,000,000.00

Series Required Participation Amount		1,708,351,648.35

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		62,743,812.75	x	16.950688%	=	10,635,507.67
Recoveries on Defaulted Receivables		0.00	x	16.950688%	=	0.00
Investment Income from Collection Account		55,098.05	x	16.950688%	=	9,339.50
Total Interest Collections		62,798,910.80				10,644,847.17

Series Share of Interest Collections		10,644,847.17
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		10,644,847.17

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement

Total interest to be paid on Notes (for deposit in IFA)		5,090,840.00
Series Servicing Fee	1.00%	1,373,626.37
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		4,180,380.80	= Amt to be released to Seller
Deposit in IFA from Series Available Interest Amount		5,090,840.00
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		5,090,840.00

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,324,277,656.21	x	16.950688%	=	732,994,795.08
Miscellaneous Payments (if any)		0.00	x	20.833333%	=	0.00
Losses from Defaulted Dealers		0.00	x	16.950688%	=	0.00
Series Share of Principal Collections		732,994,795.08
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		732,994,795.08

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement

To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		732,994,795.08	= Amt to be released to Seller
Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2004-A
Collection Period: September 1, 2005 through September 30, 2005
Distribution Date: October 17, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		16-Jan-07		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		3,371,671.11		32		3.76813%	0.025%
per $1,000 of Notes		3.37

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date

NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90

Is Primary OC Amt < Required Primary OC Amt?	No
Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00
Series Nominal Liquidation Amount		1,098,901,098.90	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		62,743,812.75	x	11.300458%	=	7,090,338.45
Recoveries on Defaulted Receivables		0.00	x	11.300458%	=	0.00
Investment Income from Collection Account		55,098.05	x	11.300458%	=	6,226.33
Total Interest Collections		62,798,910.80				7,096,564.78

Series Share of Interest Collections		7,096,564.78
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		7,096,564.78

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement

Total interest to be paid on Notes (for deposit in IFA)		3,371,671.11
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		2,809,142.75	= Amt to be released to Seller
Deposit in IFA from Series Available Interest Amount		3,371,671.11
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		3,371,671.11

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,324,277,656.21	x	11.300458%	=	488,663,196.72
Miscellaneous Payments (if any)		0.00	x	13.888889%	=	0.00
Losses from Defaulted Dealers		0.00	x	11.300458%	=	0.00
Series Share of Principal Collections		488,663,196.72
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		488,663,196.72

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement

To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		488,663,196.72	= Amt to be released to Seller
Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2004-B
Collection Period: September 1, 2005 through September 30, 2005
Distribution Date: October 17, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		15-Aug-07		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		3,358,337.78		32		3.76813%	0.01%
per $1,000 of Notes		3.36

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date

NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90

Is Primary OC Amt < Required Primary OC Amt?	No
Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00
Series Nominal Liquidation Amount		1,098,901,098.90	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		62,743,812.75	x	11.300458%	=	7,090,338.45
Recoveries on Defaulted Receivables		0.00	x	11.300458%	=	0.00
Investment Income from Collection Account		55,098.05	x	11.300458%	=	6,226.33
Total Interest Collections		62,798,910.80				7,096,564.78

Series Share of Interest Collections		7,096,564.78
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		7,096,564.78

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement

Total interest to be paid on Notes (for deposit in IFA)		3,358,337.78
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		2,822,476.08	= Amt to be released to Seller
Deposit in IFA from Series Available Interest Amount		3,358,337.78
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		3,358,337.78

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,324,277,656.21	x	11.300458%	=	488,663,196.72
Miscellaneous Payments (if any)		0.00	x	13.888889%	=	0.00
Losses from Defaulted Dealers		0.00	x	11.300458%	=	0.00
Series Share of Principal Collections		488,663,196.72
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		488,663,196.72

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement

To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		488,663,196.72	= Amt to be released to Seller
Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2005-A
Collection Period: September 1, 2005 through September 30, 2005
Distribution Date: October 17, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,700,000,000.00		15-Apr-08		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		5,769,618.67		32		3.76813%	0.05%
per $1,000 of Notes		3.39

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date

NLA of Notes as of prior payment date		1,700,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,700,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	168,131,868.13	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		168,131,868.13

Is Primary OC Amt < Required Primary OC Amt?	No
Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00
Series Nominal Liquidation Amount		1,868,131,868.13	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	68,000,000.00

Series Required Participation Amount		1,936,131,868.13

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		62,743,812.75	x	19.210779%	=	12,053,575.36
Recoveries on Defaulted Receivables		0.00	x	19.210779%	=	0.00
Investment Income from Collection Account		55,098.05	x	19.210779%	=	10,584.76
Total Interest Collections		62,798,910.80				12,064,160.12

Series Share of Interest Collections		12,064,160.12
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		12,064,160.12

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement

Total interest to be paid on Notes (for deposit in IFA)		5,769,618.67
Series Servicing Fee	1.00%	1,556,776.56
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		4,737,764.89	= Amt to be released to Seller
Deposit in IFA from Series Available Interest Amount		5,769,618.67
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		5,769,618.67

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,324,277,656.21	x	19.210779%	=	830,727,434.43
Miscellaneous Payments (if any)		0.00	x	23.611111%	=	0.00
Losses from Defaulted Dealers		0.00	x	19.210779%	=	0.00
Series Share of Principal Collections		830,727,434.43
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		830,727,434.43

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement

To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		830,727,434.43	= Amt to be released to Seller
Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust — SERIES 2005-B
Collection Period: September 1, 2005 through September 30, 2005
Distribution Date: October 17, 2005

				Expected Final		Accumulation	Early Redemption
Amounts owed on Notes on Current Payment Date				Payment Date		Period	Period
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		16-Jul-07		No	No
Maximum Dollar Principal Amount of Notes		1,500,000,000.00
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		Note Interest Rate

Total interest to be paid on Notes		3,471,572.35		32		3.90551889%
per $1,000 of Notes		3.47

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date

NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00
		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	= Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90

Is Primary OC Amt < Required Primary OC Amt?	No
Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00
Series Nominal Liquidation Amount		1,098,901,098.90	= Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

Interest Collections		Total Pool		Series Alloc. %		Series Allocation

Collections of Interest		62,743,812.75	x	11.300458%	=	7,090,338.45
Recoveries on Defaulted Receivables		0.00	x	11.300458%	=	0.00
Investment Income from Collection Account		55,098.05	x	11.300458%	=	6,226.33
		62,798,910.80				7,096,564.78

Series Share of Interest Collections		7,096,564.78
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		7,096,564.78

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement

Total interest to be paid on Notes (for deposit in IFA)		3,471,572.35
Series Servicing Fee to DCS	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Note Additional Amounts due on Notes (for deposit in IFA)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		2,709,241.51	= Amt to be released to Seller
Deposit in IFA from Series Available Interest Amount		3,471,572.35
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		3,471,572.35

Principal Collections and Investor Default Amount		Total Pool		Series Alloc. %		Series Allocation

Collections of Principal		4,324,277,656.21	x	11.300458%	=	488,663,196.72
Miscellaneous Payments (if any)		0.00	x	13.888889%	=	0.00
Losses from Defaulted Dealers		0.00	x	11.300458%	=	0.00
Series Share of Principal Collections		488,663,196.72
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		488,663,196.72

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement

To cover shortfalls in Monthly Interest and Fees on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00
Deposit in PFA if in Limited Redemption Period		0.00

Excess Series Available Principal Amount		488,663,196.72	= Amt to be released to Seller
Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00